EXHIBIT 23.6

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 23, 1996, with respect to the financial statements of Superior Communication Group, Inc. included in the Registration Statement (Form S-3 No. 333-12257) and related Prospectus of Sinclair Broadcast Group, Inc.

                                                           /s/ Ernst & Young LLP
                                                           ---------------------

Pittsburgh, Pennsylvania
October 15, 1996